UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2011

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho

(State or other jurisdiction of incorporation)

000-50667	82-0499463
(Commission File Number)	IRS Employer Identification No.

414 Church Street

Sandpoint, Idaho 83864

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Effective October 28, 2011, in connection with an internal reorganization, Intermountain Community Bancorp (the “Company”) and its subsidiary, Panhandle State Bank (the “Bank”), determined that David Dean, age 57, will serve as the Chief Credit Officer of the Bank. Mr. Dean has been employed with the Bank for 11 years and most recently served to oversee the Special Assets Group and Credit Risk Management team. Mr. Dean will replace John Nagel, who had served as Executive Vice President of the Company and Chief Credit Officer of the Bank, and has been appointed to a non-management position with the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2011

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

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